UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 Date of Report:
                        (Date of earliest event reported)

                                  JUNE 18, 2007
                          ____________________________

                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

                    000-33297                      88-0450923
            (Commission File Number)              (IRS Employer
                                                Identification No.)

                             5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
                  (Address of Principal Executive Offices and
                                   zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

     On June 18, 2007, Blue Holdings, Inc. (the "Registrant") received a Notification of Deficiency/Compliance from the NASDAQ Stock Market ("Nasdaq") regarding the Registrant's failure to comply with the shareholder approval rules set forth in Nasdaq's Marketplace Rule 4350(i)(1)(A) (the "Rule") in connection with the issuance of 175,000 shares of the Registrant's Common Stock (the "Initial Shares") to William Adams, aka will.i.am, of the Black Eyed Peas, pursuant to that certain Letter of Intent dated May 11, 2007 between the Registrant and Mr. Adams. The Letter of Intent provided, in part, for Mr. Adams to render certain design, marketing and promotional services to the Registrant in consideration of the issuance of shares of the Registrant's common stock. In accordance with the Nasdaq shareholder approval rules, the Registrant is required to obtain shareholder approval prior to its entry into a compensation arrangement pursuant to which stock may be acquired by a consultant. The Registrant did not obtain shareholder approval for the Letter of Intent with Mr. Adams.

     On June 12, 2007, the Registrant provided supplemental documents to Nasdaq which restricted (a) the sale, disposition or transfer of the Initial Shares;
(b) the voting power of the Initial Shares; and (c) the Initial Shares' participation in any economic distribution by the Registrant unless and until shareholder approval is obtained. Additionally, the supplemental documents provided for no future issuance of shares unless and until shareholder approval is obtained. Accordingly, the staff of Nasdaq has determined that the Registrant has regained compliance with the Rule and the matter is now closed.

     The Registrant expects to receive formal shareholder approval of the Letter of Intent and the transactions contemplated thereunder, including the issuance of shares of the Registrant's common stock to Mr. Adams, on June 21, 2007 at the Registrant's annual shareholder meeting.

     The Registrant issued a press release regarding the Nasdaq notification. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant has also included a copy of the Nasdaq notification as Exhibit 99.2.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  statements  of  business  acquired.  Not  applicable.
             ---------------------------------------------

     (b)     Pro  forma  financial  information.  Not  applicable.
             ----------------------------------

     (c)     Shell  company  transactions.  Not  applicable
             ----------------------------

     (d)     Exhibits.
             --------

          99.1     Press  Release  issued  by  the  Registrant on June 19, 2007.
          99.2 Notification of Deficiency/Compliance issued by the NASDAQ Stock Market on June 18, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUE HOLDINGS, INC.


Date:  June 19, 2007                    By:  /s/ Larry Jacobs
                                             -----------------------------------
                                             Larry Jacobs, Chief Financial
                                             Officer and Secretary

                                  EXHIBIT INDEX


Exhibit Number                        Description of Exhibit
--------------     -------------------------------------------------------------

     99.1          Press Release issued by the Registrant  on  June  19,  2007.
     99.2 Notification of Deficiency/Compliance issued by the NASDAQ Stock Market on June 18, 2007.